Exhibit 99.6

Deloitte & Touche LLP
Suite 400
Harborside Plaza 10
Jersey City, NJ 07311
USA
Tel: +1 212 937 8200
Fax: +1 212 937 8298
www.deloitte.com

Cascade Financial Services LLC

2701 E. Insight Way, Suite 150

Chandler, Arizona 85286

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

We have performed the procedures described below, which were agreed to by Cascade Financial Services LLC (the “Company”) and Goldman Sachs & Co. LLC (the “Other Specified Party” and, together with the Company, the “Specified Parties”) related to their evaluation of certain information with respect to a contracts in connection with the proposed offering of Cascade MH Asset Trust 2021-1, Asset-Backed Securities, Series 2021-1.

The Company is responsible for the information provided to us, including the information set forth in the Statistical Loan File (as defined herein). The sufficiency of these procedures is solely the responsibility of the Specified Parties of this report. Consequently, we make no representations regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On December 18, 2020, representatives of the Company provided us with a listing with respect to 1,999 contracts (the “Contract Listing”). At the Company’s instruction, we randomly selected 250 contracts from the Contract Listing (the “Selected Contracts”).

Further, on January 8, 2021 representatives of the Company provided us with a computer-generated contract data file and related record layout containing data, as represented to us by the Company, as of the close of business December 31, 2020 (the “Statistical Data File”) with respect to 1,935 contracts including 242 of the 250 Selected Contracts. At the Company’s instruction, we randomly selected 8 contracts from the Statistical Data File that were not a Selected Contract (the “Additional Selected Contracts”). The remaining 242 Selected Contracts and the Additional Selected Contracts, are collectively and hereinafter referred to as the “Sample Contracts.”)

At the Company’s instruction we performed certain comparisons and recomputations for each of the Sample Contracts relating to the contract characteristics (the “Characteristics”) set forth on the Statistical Loan File and indicated below.

Member of
Deloitte Touche Tohmatsu Limited

Characteristics

1.  Loan number (for informational purposes only)

2.  Loan type (fixed or adjustable)

3.  Original contract date (month and year)

4.  Original interest rate

5.  Original term to maturity

6.  State

7.  Vehicle type (New/Used)

8. First payment date 9. Number of sections 10. Park type (Park/Non-park) 11. Modification indicator (Yes/No) 12. Property type 13. Maturity date

We compared Characteristics 2. through 6. to the corresponding information set forth on or derived from the “Promissory Note and Security Agreement” or the Fixed Rate Note (the “Note”).

We compared Characteristic 7. to the corresponding information set forth on or derived from the Promissory Note and Security Agreement or “Manufactured Home Rider.”

We compared Characteristic 8. to the corresponding information set forth on or derived from the “First Payment Date Letter” or “Construction Conversion Agreement.”

We compared Characteristic 9. to the corresponding information set forth on or derived from the Title Certificate, Certificate of Origin, Purchase Agreement, Manufactured Home Affixation Affidavit or other related correspondence (collectively, the “Title”).

We compared Characteristic 10. to the corresponding information set forth on or derived from the Title, “Community Agreement” or “Chattel Lease Agreement.”

We compared Characteristic 11. to the corresponding information set forth on or derived from screen shots from the Company’s servicing system (the “Servicing System Screen Shots.”)

With respect to our comparison of Characteristic 12. for Sample Contracts with a property type (as set forth on the Statistical Loan File) of (i) “land home,” we observed the existence of both a Title and Mortgage in the file provided, (ii) “chattel on private property,” we observed the existence of a Title in the file provided, (iii) “chattel in communities (NR)” we observed the existence of a Title and Chattel Lease Agreement or (iv) “chattel in communities (recourse)” we observed the existence of a Title and Community Agreement.

With respect to our comparison of Characteristic 13. for Sample Contracts with a property type (as set forth on the Statistical Loan File) of (i) “land home,” we compared the maturity date to the corresponding information set forth on the Note or (ii) “chattel on private property,” “chattel in communities (NR)” or chattel in communities (recourse),” we recomputed the maturity date by adding the original term to maturity (as set forth on the Promissory Note and Security Agreement) to the first payment date (set forth on or derived from the First Payment Date Letter or Construction Conversion Agreement).

The contract documents described above, including any information obtained from the servicing system, and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Contract Documents.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Contract Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Contract Documents. In addition, we make no representations as to whether the Contract Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Contracts.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Loan File were found to be in agreement with the above mentioned Contract Documents.

******

We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the contracts underlying the Statistical Loan File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the contracts or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants, the objective of which would be the expression of an opinion or conclusion, respectively, on the accompanying information. Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

February 4, 2021

3